UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

CULLEN AGRICULTURAL HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53806	27-0863248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 N Jones Plantation Road, Millen, Georgia	30442
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 621-6737

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 15, 2012, Cullen Agricultural Holding Corp. (the “Company”) completed the previously disclosed sale of land to Patrick and Sherry Farrell (collectively, the “Buyer”). Pursuant to the Sales Contract, the Buyer leased approximately 1,035 acres of land in Georgia for $76,000 for the remainder of the crop year and then purchased the same land for $1,524,000. The purchase price was paid in cash, and proceeds from the sale will be used for the Company’s working capital needs.

The number of acres sold represents all of the remaining acres of land owned by the Company and not under contract for sale. The sale was approved by the Company’s majority stockholder.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following pro forma financial statements of the Company are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

●	Summary of Unaudited Pro Forma Financial Statements	F-1
●	Pro Forma Balance Sheet as of December 31, 2011	F-2
●	Pro Forma Statement of Operations for the year ended December 31, 2011	F-3
●	Notes to Unaudited Pro Forma Financial Statements	F-4

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012

CULLEN AGRICULTURAL HOLDING CORP.

By:	/s/ Eric Watson
	Name:	Eric Watson
	Title:	Chief Executive Officer

2

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

On March 5, 2012, the Company entered into an agreement (“Action”) to sell its remaining 1,035 acres of land and any improvements located thereon (“Land”). The closing of the Action took place on May 15, 2012.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2011 gives effect to the Action as if it had been consummated on December 31, 2011. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 gives effect to the Action as it if had occurred on January 1, 2011.

The unaudited pro forma financial statements should be read in conjunction with the notes to the unaudited pro forma condensed consolidated financial statements and the separate historical financial statements included in the Company’s Definitive Information Statement on Schedule 14C filed on April 4, 2012.

The unaudited pro forma condensed consolidated financial statements have been prepared for informational purposes only. The historical financial information has been adjusted to give effect to pro forma events that are: (i) directly attributable to the Action and (ii) factually supportable and reasonable under the circumstances.

The unaudited pro forma adjustments represent management’s estimates based on information available at this time. The pro forma financial statements may not be indicative of what would have occurred if the Action had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

F-1

Cullen Agricultural Holding Corp. and Subsidiaries
(a development stage company)

UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEET

	Historical	Pro forma
	December 31, 2011	Adjustments		December 31, 2011
ASSETS
CURRENT ASSETS
Cash	$1,028,119	$1,452,915	(a)	$2,481,034
Receivable from related party	27,943	—		27,943
Prepaid expenses and other current assets	33,345	—		33,345
Total Current Assets	1,089,407	1,452,915		2,542,322
PROPERTY, PLANT AND EQUIPMENT, net	1,374,812	(1,257,235	)(a)	117,577
TOTAL ASSETS	$2,464,219	$195,680		$2,659,899
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued expenses	$30,511	$(15,615	)(a)	$14,896
Federal withholding tax payable	27,943	—		27,943
Due to affiliates	4,668	—		4,668
Current portion of note payable	9,883	—		9,883
Total Current Liabilities	73,005	(15,615)		57,390
Non-current portion of note payable	20,632	—		20,632
TOTAL LIABILITIES	93,637	(15,615)		78,022
STOCKHOLDERS’ EQUITY
Preferred stock ($0.0001 par value)	—	—		—
Common stock ($0.0001 par value)	1,964	—		1,964
Additional paid-in capital	6,861,881	—		6,861,881
Deficit accumulated during the development stage	(4,493,263)	211,295	(b)	(4,281,968)
TOTAL STOCKHOLDERS’ EQUITY	2,370,582	211,295		2,581,877
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,464,219	$195,680		$2,659,899

See accompanying notes to unaudited pro forma condensed financial statements.

F-2

Cullen Agricultural Holding Corp. and Subsidiaries
(a development stage company)

UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATION

	Historical	Pro forma
	Year ended December 31, 2011	Adjustments		Year ended December 31, 2011
Revenues	$—	$—		$—
General and administrative expenses	462,731	(24,780	)(c)	437,951
LOSS FROM OPERATIONS	(462,731)	24,780		437,951
OTHER INCOME (EXPENSE)
Interest expense – related party	(31,494)	—		(31,494)
Interest expense – note payable	(987)	—		(987)
Legal settlement recovery	621,348	—		621,348
Gain (loss) on sale of land and equipment, net	(53,752)	205,295	(d)	151,543
Other income (expense), net	184,763	(212,671	)(e)	(27,908)
Total Other Income (Expense)	719,878	(7,376)		712,502
INCOME BEFORE INCOME TAXES	257,147	17,404		274,551
INCOME TAX EXPENSE	3,357	—		3,357
NET INCOME	$253,790	$17,404		$271,194
Weighted average number of common shares outstanding – basic and diluted	19,630,714	—		19,630,714
Basic and diluted net income per share	$0.01	$—		$0.01

See accompanying notes to unaudited pro forma condensed financial statements.

F-3

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation

The unaudited pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited pro forma condensed consolidated financial statements present the pro forma consolidated financial position and operations of the Company based upon the historical financial statements, after giving effect to the Action and adjustments described in the following footnotes, and are intended to reflect the impact of the Action on a pro forma basis. The accompanying unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only.

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2011 presented the historical consolidated balance sheets of the Company, giving effect to the Action as if it had been consummated on December 31, 2011. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 presents the historical consolidated statements of the Company, giving effect to the Action as if it had occurred on January 1, 2011.

Note 2 — Pro Forma Adjustments

Pro forma adjustments are necessary to reflect events that are: directly attributable to the Action; factually supportable, and expected to have a continuing impact. The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a)	To record cash consideration received, net of closing costs, remove carrying value of Land, and remove associated real estate tax payable, attributable to the Action, assuming the Action was consummated on December 31, 2011.

(b)	To reduce deficit accumulated during the development stage, resulting from the gain on sale of the Land, assuming the Action was consummated on December 31, 2011.

(c)	To reduce general and administrative expenses resulting from the elimination of 2011 depreciation expense of $6,000, real estate tax expenses of $15,615, and insurance of $3,165, all of which were associated with the Land, assuming the Action was consummated on January 1, 2011.

(d)	To recognize gain on sale of the Land, assuming the Action was consummated on January 1, 2011.

(e)	To reduce other income for the removal of interest income of $62,671, rental income of $50,000, and a gain related to a forfeited deposit of $100,000, all of which would not have occurred had the Action been consummated on January 1, 2011.

F-4